Capital disclosures - Ratio of Net Debt to Fund Flows Operations (Details) $ in Thousands	Dec. 31, 2023 CAD ($)	Dec. 31, 2022 CAD ($)	Dec. 31, 2021 CAD ($)
Capital disclosures
Long-term debt	$ 914,015	$ 1,081,351	$ 1,651,569
Adjusted working capital (1)	(164,552)	(265,111)
Unrealized FX on swapped USD borrowings		(1,876)
Current liabilities	696,074	892,045
Current assets	(823,514)	(714,446)
Net debt	$ 1,078,567	$ 1,344,586
Ratio of net debt to four quarter trailing fund flows from operations	0.9	0.8